UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

20/20 Biolabs, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a–6(i)(1) and 0–11.

UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 SCHEDULE 14A Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. ) Filed by the Registrant Filed by a Party other than the Registrant Check the appropriate box: Preliminary Proxy Statement Confidential, for Use of the Commission Only (as permitted by Rule 14a - 6(e)(2)) Definitive Proxy Statement Definitive Additional Materials Soliciting Material under † 240.14a - 12 20/20 Biolabs, Inc. (Name of Registrant as Specified In Its Charter) (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check all boxes that apply): No fee required Fee paid previously with preliminary materials Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a – 6(i)(1) and 0 – 11.

20/20 BIOLABS, INC. CONTROL ID: REQUEST ID: IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE S PECIAL M EETING OF S TOCKHOLDERS DATE: TIME: LOCATION: W EDNESDAY , D ECEMBER 9, 2026 10:00 A. M . E ASTERN TIME HTTPS :// EDGE . MEDIA - SERVER . COM / MMC / GO /AIDX2026SGM HOW TO REQUEST PAPER COPIES OF OUR MATERIALS PHONE: C ALL TOLL FREE 1 - 866 - 752 - 8683 FAX: INTERNET: S END THIS CARD TO HTTPS :// WWW . IPROXYDIRECT . COM /AIDX 202 - 521 - 3464 AND FOLLOW THE ON - SCREEN INSTRUCTIONS . EMAIL: PROXY - ID@ EQUINITI . COM I NCLUDE YOUR C ONTROL ID IN YOUR EMAIL . T HIS COMMUNICATION REPRESENTS A NOTICE TO ACCESS A MORE COMPLETE SET OF PROXY MATERIALS AVAILABLE TO YOU ON THE I NTERNET . W E ENCOURAGE YOU TO ACCESS AND REVIEW ALL OF THE IMPORTANT INFORMATION CONTAINED IN THE PROXY MATERIALS BEFORE VOTING . T HE PROXY STATEMENT IS AVAILABLE AT : HTTPS : // WWW . IPROXYDIRECT . COM /AIDX I F YOU WANT TO RECEIVE A PAPER COPY OF THE PROXY MATERIALS YOU MUST REQUEST ONE . T HERE IS NO CHARGE TO YOU FOR REQUESTING A COPY . T O FACILITATE TIMELY DELIVERY PLEASE MAKE THE REQUEST , AS INSTRUCTED ABOVE , BEFORE N OVEMBER 24 , 2026 . YOU MAY ENTER YOUR VOTING INSTRUCTIONS AT HTTPS :// WWW . IPROXYDIRECT . COM /AIDX UNTIL 11:59 PM EASTERN TIME D ECEMBER 8, 2026. T HE PURPOSES OF THIS MEETING ARE AS FOLLOWS : 1. T O AUTHORIZE THE C OMPANY ’ S BOARD OF DIRECTORS , IN ITS DISCRETION , TO IMPLEMENT ONE OR MORE REVERSE STOCK SPLITS OF THE C OMPANY ’ S OUTSTANDING COMMON STOCK , EACH AT A RATIO OF NOT LESS THAN 1 - FOR - 2 AND NOT MORE THAN 1 - FOR - 250, AT ANY TIME PRIOR TO D ECEMBER 31, 2028; AND 2. T O APPROVE THE ADJOURNMENT OF THE S PECIAL M EETING TO A LATER DATE IF NECESSARY TO SOLICIT ADDITIONAL PROXIES IF THERE ARE NOT SUFFICIENT VOTES TO APPROVE THE FOREGOING PROPOSAL AT THE TIME OF THE S PECIAL M EETING , OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF . P URSUANT TO S ECURITIES AND E XCHANGE C OMMISSION RULES , YOU ARE RECEIVING THIS N OTICE THAT THE PROXY MATERIALS FOR THE S PECIAL M EETING ARE AVAILABLE ON THE I NTERNET . F OLLOW THE INSTRUCTIONS ABOVE TO VIEW THE MATERIALS AND VOTE OR REQUEST PRINTED COPIES . T HE BOARD OF DIRECTORS HAS FIXED THE CLOSE OF BUSINESS ON O CTOBER 20, 2026 AS THE RECORD DATE FOR THE DETERMINATION OF STOCKHOLDERS ENTITLED TO RECEIVE NOTICE OF THE S PECIAL M EETING AND TO VOTE THE SHARES OF OUR COMMON STOCK , PAR VALUE $0.01 PER SHARE , THEY HELD ON THAT DATE AT THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT OF THE MEETING . T HE B OARD OF D IRECTORS RECOMMENDS THAT YOU VOTE ’ FOR ’ ALL PROPOSALS ABOVE . P LEASE NOTE - T HIS IS NOT A P ROXY C ARD - YOU CANNOT VOTE BY RETURNING THIS CARD